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                                                                  EXHIBIT 99.1

                           LIQUIDATING TRUST AGREEMENT

     THIS LIQUIDATING TRUST AGREEMENT (the "AGREEMENT") is made in Champaign, Illinois, on December 31, 1998, between Cerion Technologies Inc. (the "COMPANY") and Richard A. Clark and John L. Patenaude (the "TRUSTEES") in order to establish the Cerion Technologies Liquidating Trust (the "TRUST").

     WHEREAS, on December 29, 1998, at a special meeting (the "SPECIAL MEETING") of the shareholders of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), holders of a majority of the outstanding Common Stock voted to liquidate and dissolve the Company pursuant to a Plan of Complete Liquidation and Dissolution (the "PLAN");

     WHEREAS, the Company has adopted the Plan and has fixed the close of business on the date hereof as the final record date for determining the record holders of the Company's Common Stock for the purposes of having the right to an interest in, and to be a beneficiary of, this Trust (the "SHAREHOLDERS");

     WHEREAS, the Company believes it is in the best interest of the Shareholders to convey and transfer all of the Company's assets, including without limitation all real property, intellectual property and accounts receivable, debts and claims owing to the Company (the "Assets"), and further including the amounts expected to be needed to meet claims and contingent liabilities, which, in light of the indeterminate nature and amount of certain liabilities of the Company, the Board of Directors has determined should consist of all liquid and other assets of the Company as of the time of such conveyance, subject to reduction from time to time thereafter by the Trustees in their discretion as such liabilities are determined (the "CONTINGENCY RESERVE"), subject to all of the Company's liabilities to the extent of the value of the Assets (the "LIABILITIES") to the Trustees, or to their nominee for the benefit of this Trust, for the purpose of disposing of the Assets and distributing the net proceeds therefrom, if any, to the Shareholders.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. PURPOSE. The primary purpose of this Agreement and of the appointment of the Trustees hereunder is to facilitate the liquidation of the Company pursuant to the Plan. Nothing contained herein shall be construed so as to constitute the Shareholders, or their successors in interest, members of an association, partnership or joint venture of any kind. Further, this Trust shall have no objective to continue or engage in the conduct of a trade or business.

     2. ASSIGNMENT.

        (a) The Company hereby grants, releases, assigns, transfers, conveys and delivers unto the Trustees all of the Company's right, title and interest in and to all Assets, subject to all Liabilities, together with the appurtenances and all the estate and rights of the Company in and to such assets, in trust for the uses and purposes stated hereinabove, subject to the terms and provisions set out below, and the Trustees hereby accept such Assets, Liabilities and such Trust, subject to the same terms


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and conditions. Such conveyance shall be deemed to be a distribution under the
Plan of property and assets by the company to the Shareholders.

        (b) Incident to any liquidating distributions to be made by the Trustees, but not contingent on any such distribution, by virtue of the adoption of the Plan at the Special Meeting, each of the Shareholders, whether or not such Shareholder voted in favor of the Plan, shall automatically and conclusively be deemed to have conveyed and assigned to the Trustees or their nominee for the benefit of this Trust, such Shareholder's respective PRO RATA share of all Assets, subject to all Liabilities to the extent of the value of such Shareholder's respective PRO RATA share of the Assets.

     3. TRANSFER OF INTERESTS OF BENEFICIARIES. A Shareholder's Beneficial Interest may not be transferred either by the Shareholder in person or by a duly authorized agent or attorney, or by the properly appointed legal representative of the Shareholder, nor may a Shareholder have authority or power to sell, assign, transfer, encumber or in any other manner anticipate or dispose of his Beneficial Interest; PROVIDED, HOWEVER, that a Shareholder's Beneficial Interest shall be assignable or transferable by will, intestate succession, or operation of law. The death or incapacity of any Shareholder shall not terminate this Agreement nor entitle the legal representatives of such Shareholder to claim an accounting or to take any action or proceedings in court for the distribution of the trust property or for a partition thereof, nor otherwise affect the rights and obligations of any of the Shareholders; PROVIDED, that the legal representatives of any deceased or incapable Shareholder shall succeed to the interest of such Shareholder. As used in this Agreement, "BENEFICIAL INTEREST" shall mean the proportionate share of each Shareholder in the Trust, determined (as of the date hereof) as the ratio of the number of issued and outstanding shares of Common Stock held by such Shareholder to the number of issued and outstanding shares of Common Stock held by all Shareholders.

     4. TRUSTEES; FORMATION OF TRUST. The Company hereby appoints Richard A. Clark and John L. Patenaude, and their successors, as Trustees under this Agreement, and each of the Trustees, on behalf of himself and his successors, accepts such appointment. The Trust shall be conclusively deemed to have been created upon execution of this Agreement on behalf of the Company and by either of the aforesaid Trustees.

     5. CONDITIONS OF TRUST. The Trustees hereby accept the Trust created by this Agreement and agree to execute the Agreement upon the terms and conditions hereof, including the following:

        (a) In lieu of commissions or other compensation fixed by law for trustees, each Trustee shall receive as compensation for services as Trustee hereunder and as additional compensation from the cash proceeds of the sale of any part of the Trust while he is serving as Trustee, such compensation as shall be first determined by the Board of Directors of the Company at or prior to the time this Agreement is entered into, or as may subsequently be approved by the holders of a majority of the Beneficial Interests in the Trust. Trustees shall receive reimbursement for expenses incurred by them as Trustees hereunder, and shall serve without bond.

        (b) The Trustees shall not be personally liable for any assessments, charges, or damages, or for any obligations in carrying out or effectuating the purpose of this Agreement; PROVIDED, HOWEVER, that nothing shall relieve any Trustee from liabilities arising out of his own willful misconduct or bad faith.

        (c) The Trustees shall not be responsible in any manner whatsoever for the validity or sufficiency of this Agreement.



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        (d) Each of the Trustees shall be protected in acting upon any paper or document believed by him to be genuine.

        (e) The Trustees shall not be liable for any acts or omissions of any agents or attorneys elected or appointed by or acting for them if such agents or attorneys are selected with reasonable care.

        (f) The Trustees may, at the Trust's expense, consult with and engage legal counsel, accountants, appraisers, engineers, or other experts, and any act or failure to act done or omitted in good faith in accordance with the opinion of any such person shall create no liability on the part of the Trustees.

        (g) The Trustees represent that they will make continuing efforts to dispose of the Assets, make timely distributions and not unduly prolong the duration of the trust.

     6. POWERS OF TRUSTEES. The powers, duties and authorities of the Trustees hereunder, are (i) to hold title to the Assets; (ii) to dispose of, distribute, preserve, and protect the Assets; (iii) to defend against, to resolve, and to settle any claims or liabilities asserted against the Company, its officers, directors, and transferees; (iv) to collect the proceeds, income and revenue from time to time accruing to or otherwise payable in respect of the Assets; (v) to distribute to the Shareholders from time to time the shares or portions of the proceeds, income and revenues from time to time accruing or otherwise payable in respect of the Assets to which they are each entitled after reservations for claims and liabilities, fixed or contingent; (vi) to invest any liquid Assets, or other liquid assets of the Trust, on behalf of the Trust as applicable, but only in demand or time deposits in banks or savings institutions or in short-term certificates of deposit, Treasury bills, or similar temporary investment vehicles; (vii) to obtain and maintain insurance as may be necessary or appropriate under the Plan; and (viii) generally, to do everything necessary or advisable in order to carry out the purposes of this Agreement.

     7. INDEMNIFICATION.

     (a) Each Trustee who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of serving or having served as a Trustee of the Trust (an "INDEMNITEE"), whether the basis of such Proceeding is alleged action or failure to act in an official capacity as a trustee, shall be indemnified and held harmless by the Trust against all expense, liability and loss (including attorneys' fees, judgments, fines or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a Trustee and shall inure to the benefit of the Indemnity's heirs, executors and administrators; PROVIDED, HOWEVER, that such indemnification shall not be required with respect to any Proceeding in which the Indemnitee is determined by final judicial decision from which there is no further right to appeal to have engaged in willful misconduct or acted in bad faith. The right to indemnification conferred in this Section 7 shall be a contract right and shall include the right to be paid by the Trust the expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition (an "ADVANCEMENT OF EXPENSES"); PROVIDED, HOWEVER, that, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Trust of an undertaking (an "UNDERTAKING"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "FINAL


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ADJUDICATION") that such Indemnitee is not entitled to be indemnified for such expenses under this Section 7 or otherwise.

        (b) The rights to indemnification and to the Advancement of Expenses conferred in this Section 7 shall not be exclusive of any other right which any Trustee may have or hereafter acquire under any statute, agreement or otherwise.

        (c) The Trust may maintain insurance, at its expense, to protect itself and any Trustee of the Trust against any expense, liability or loss, whether or not the Trust would have the power to indemnify such person against such expense, liability or loss under this Section 7 or under the Delaware Law.

     8. DISTRIBUTIONS.

        (a) As a condition to receipt of any distribution, each Shareholder shall be required to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for cancellation or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Trustees (in either case, a "BENEFICIARY").

        (b) The Trustees shall make distributions no less often than annually to the Beneficiaries of the positive balance (if any) of all income or proceeds received or realized from the Assets held in trust or from their disposition, over expenses and payments and a reasonable reserve for liabilities (whether fixed or contingent). All distributions shall be made to the Beneficiaries in proportion to their Beneficial Interests in the Trust.

        (c) If any distribution to a Shareholder cannot be made, whether because the Shareholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distributions to which such Shareholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Trustees, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Shareholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

     9. TAX RETURN INFORMATION. The Trustees shall annually compile and disseminate to each Beneficiary hereunder, at such Beneficiary's address set forth in the records of the Company or at such other address as such Beneficiary may provide to the Trustee in writing from time to time, all available tax return information with respect to such Beneficiary's Beneficial Interest in the Trust, as well as any information otherwise necessary or useful in reporting income under the installment method.

     10. ACTIONS OF TRUSTEES. All Trustee actions shall be taken, and all Trustee decisions shall be made, by a majority vote of the Trustees then serving. Notwithstanding the foregoing, however, any instrument or agreement executed on behalf of the Trust by any Trustee shall be conclusively presumed to have been duly authorized and executed on behalf of the Trust.

     11. RESIGNATION AND REMOVAL OF A TRUSTEE.


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        (a) Any Trustee may resign at any time by delivering to each Shareholder hereunder, at such Shareholder's address set forth in the records of the Company or at such other address as such Shareholder may provide to the Trustee in writing from time to time, a written resignation, in which event the resignation shall take effect immediately.

        (b) Any Trustee may be removed at any time, with or without cause, by vote of the holders of a majority of the Beneficial Interests in the Trust.

        (c) Upon the death, resignation, or removal of any Trustee, the vacancy thereby occurring shall be filled by the remaining Trustees, or by a vote of the holders of a majority of the Beneficial Interests in the Trust. Any such successor Trustee shall execute a written consent to act as Trustee under the terms of this Agreement.

     12. TERMINATION OF TRUST; DISCHARGE OF TRUSTEES. Upon termination of the Trust and disposition of the Assets, the Trustees shall be fully released and discharged and their duties as Trustees hereunder shall cease. The Trust shall terminate, and the Assets and other assets remaining in the Trust after payment of the Trust's liabilities shall be promptly distributed to the Beneficiaries in proportion to their Beneficial Interests in the Trust, no later than the third anniversary of this Agreement.

     13. CONSTRUCTION. This Agreement shall be interpreted and construed under the internal substantive laws of the State of Illinois.

     14. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, and assigns.

     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes.

     16. AMENDMENT. This Agreement may be amended in writing by the holders of a majority of the Beneficial Interests in the Trust; PROVIDED, that no such amendment shall be materially inconsistent with the provisions of United States Revenue Procedure 82-58, as modified and amplified by Revenue Procedures 91-15 and 94-45, and any successor revenue procedure.

     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal as of the date first set forth above.



                            CERION TECHNOLOGIES INC.



[Corporate Seal]             By: /s/ Richard A. Clark
                                -------------------------------
                                Name: Richard A. Clark
                                Title: Vice President -- Finance,
                                       Chief Financial Officer
                                       and Treasurer


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                             By: /s/ Richard A. Clark
                                -------------------------------
                                Richard A. Clark,
                                as Trustee

                             By: /s/ John L. Patenaude
                                -------------------------------
                                John L. Patenaude,
                                as Trustee